Version 1 Prospectus Sticker

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund

T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Supplement to prospectuses dated July 1, 2003

The statement about the funds` weighted average maturity is being changed to state that the funds` "weighted average maturity is expected to exceed 15 years but may be less than that when, in the judgment of the portfolio manager, a shorter weighted average maturity is in the best interest of the fund."

The date of the above supplement is April 1, 2004.

Version 2 Annual Report Sticker

Supplement to the prospectus dated July 1, 2003

As of April 1, 2004, the fund`s prospectus is being changed to state that the fund`s "weighted average maturity is expected to exceed 15 years but may be less than that when, in the judgment of the portfolio manager, a shorter weighted average maturity is in the best interest of the fund."